VAN KAMPEN UNIT TRUSTS, SERIES 487

     Cohen & Steers Master Municipal Income Portfolio - California Series 1
      Cohen & Steers Master Municipal Income Portfolio - New York Series 1


              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 17, 2005

         Notwithstanding anything to the contrary in the prospectus, the deferred sales charge for Cohen & Steers Master Municipal Income Portfolio - California Series 1 and Cohen & Steers Master Municipal Income Portfolio - New York Series 1 will accrue daily from September 10, 2005 through February 9, 2006. The Trustee will deduct the organization costs and creation and development fee from the assets of each of these Portfolios as of the end of the initial offering period which is anticipated to be approximately six months from the Initial Date of Deposit.

Supplement Dated:  April 18, 2005